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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 9, 2004


                   North American Galvanizing & Coatings, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                     1-3920                     71-0268502
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    (State or other              (Commission                 (IRS Employer
     jurisdiction                File Number)            Identification Number)
   of incorporation)


           2250 East 73rd Street
              Tulsa, Oklahoma                                     74136-6832
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  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (918) 494-0964
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                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE
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     North American Galvanizing & Coatings, Inc. (the "Company") is filing this
Current Report on Form 8-K/A to amend the Company's Current Report on Form 8-K dated November 9, 2004 regarding a press release issued by the Company that contained its results of operations for the quarter ended September 30, 2004. Due to an administrative error, the original report was not made using the revised Form 8-K. The sole purpose of this amendment is to correct the error and report the results of operations information on the revised Form 8-K.


Item 2.02 - Results of Operations and Financial Condition

On November 9, 2004, the Company issued a press release containing information about the Company's results of operations for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

       99.1     Press Release dated November 9, 2004.





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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NORTH AMERICAN GALVANIZING & COATINGS, INC.



Date: March 2, 2005               By: /s/ Paul R. Chastain
                                      ------------------------------
                                      Name:  Paul R. Chastain
                                      Title:  Vice President and Chief Financial
                                               Officer







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                                  EXHIBIT INDEX
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99.1   Press Release dated September 30, 2004.